AMENDMENT TO EMPLOYMENT AGREEMENT

      THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Agreement") is made as of the 10th day of May, 2000 by and between ICG Communications, Inc. ("Employer" or the "Company") and James Washington ("Employee").

                                    RECITALS

      WHEREAS, the Company and Employee previously entered into that certain Employment Agreement dated as of January 7, 2000 ("Employment Agreement");

      WHEREAS, the parties desire to amend certain of the terms of the Employment Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1. Section 5.3. Section 5.3 is hereby amended to add a penultimate sentence which shall read as follows: "At the time of the occurrence of a Change of Control all options to purchase shares of the Company that have been granted to Employee pursuant to the Company's Stock Option Plans and/or award agreements, but not yet vested, will immediately vest and Employee shall be entitled to exercise such options in accordance with the plans and agreements relating to such options, provided, however, that the options granted under the Share Price Appreciation Vesting Non-Qualified Option Agreement dated as of January 7, 2000 between Employee and the Company shall not vest on an accelerated basis upon the occurrence of a Change of Control of the Company except as expressly set forth in that option agreement."

2. Other Terms and Conditions. All other terms and conditions of the Employment Agreement shall remain in full force and effect, as if fully stated herein.

3. Capitalized Terms. Capitalized and defined terms shall have the same meaning as that accorded them in the Employment Agreement, unless the context requires otherwise.

4. Conflict. If there are any conflicting terms or conditions between the terms and conditions of this Amendment and the terms and conditions of the Employment Agreement, the terms and conditions of the Amendment shall control.

      IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of the date first written above.

                                    ICG COMMUNICATIONS, INC.



                                           --------------------------
                                    Name:   /s/ William S. Beans, Jr.
                                           --------------------------
                                    Title: President & COO
                                           --------------------------



                                           /s/ James Washington

                                           --------------------------
                                           James Washington